UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Rent-Way, Inc.
 (Name of Registrant as Specified In Its Charter)

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RENT-WAY, INC.
ONE RENTWAY PLACE
ERIE, PENNSYLVANIA 16505
_______________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 10, 2004
_______________

To the Shareholders of Rent-Way, Inc.:

        Notice is hereby given that the Annual Meeting of the Shareholders of Rent-Way, Inc. (the "Company") will be held at the Clarion Hotel located at 2800 West Eighth Street, Erie, Pennsylvania 16505, on Wednesday, March 10, 2004 at 10:00 a.m. for the following purposes:

        (a)     To elect two Class III directors to serve until the 2007 Annual Meeting of Shareholders;

        (b)     To approve the Company's 2004 Stock Option Plan; and

        (c)     To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on January 21, 2004 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on by shareholders, except that shareholders are entitled to cumulative voting in the election of directors.

                                                                                                                  By Order of the Board of Directors,

                                                                                                                  WILLIAM LERNER
                                                                                                                  Secretary

Erie, Pennsylvania
January 28, 2004

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING,
PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET AS DESCRIBED ON YOUR PROXY CARD OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED PREPAID ENVELOPE.

RENT-WAY, INC.
ONE RENTWAY PLACE
ERIE, PENNSYLVANIA 16505
_______________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
MARCH 10, 2004
_______________

        This Proxy Statement and the accompanying form of proxy are being mailed on or about January 28, 2004 in connection with the solicitation by the Board of Directors of Rent-Way, Inc. ("Rent-Way" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, March 10, 2004, and any adjournments thereof.

        If the form of proxy enclosed is executed and returned as requested, it may nevertheless be revoked at any time prior to exercise by filing an instrument with the Secretary of the Company revoking it or by submitting a duly executed proxy bearing a later date.

        The cost of soliciting proxies in the accompanying form will be borne by the Company. The officers, directors and employees of the Company, without additional compensation, may solicit proxies by mail, facsimile, telephone or personal contact. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding proxies and proxy material to the beneficial owners of its common stock. The Company has hired Georgenson Shareholder Services, Inc. to assist in the solicitation of proxies. The Company will pay Georgenson a fee of $16,000 for their services.

        The authorized common stock of the Company consists of 50,000,000 shares, no par value, of which 26,148,676 shares were issued and outstanding as of January 21, 2004, the record date fixed for the annual meeting. Each outstanding share of common stock is eligible to be voted at the annual meeting. Holders of record as of the record date will be entitled to one vote per share on all matters to be voted on by the shareholders, except that shareholders are entitled to cumulative voting in the election of directors, which means that a shareholder is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected, and all of such votes may be cast for one nominee or distributed among any two or more nominees. Cumulative voting enables shareholders to concentrate the voting of their shares in favor of the election of a lesser number of nominees than the total number of directors being voted upon. Persons holding less than a majority of the shares voting may therefore be able to elect one or more directors.

        The presence, in person or by proxy, of a majority of the shares of the common stock outstanding on the record date will constitute a quorum at the annual meeting. Abstentions, directions to withhold authority and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum on that matter. The two nominees receiving the greatest number of votes cast for the election of directors at the annual meeting by shares entitled to vote and present by person or in proxy at the annual meeting will be elected directors. Abstentions, directions to withhold authority and broker non-votes will not be treated as votes cast and will have no effect on the election of directors. The approval of the 2004 Stock Option Plan requires the affirmative vote of a majority of the votes cast on the matter at the meeting. Abstentions and broker non-votes will not be treated as votes cast and will have no effect on the approval of the Plan.

PROPOSAL 1 - ELECTION OF DIRECTORS

        The Company's by-laws require that the directors be divided into three classes, with the term of office of at least one class expiring each year. Pursuant to the by-laws, the members of a class are elected for a term of three years and until their respective successors have been elected and qualified, or until the respective director's earlier death, resignation or removal. The by-laws provide for a Board of Directors that is not more than nine members.

        The term of office of Class III directors expires at the annual meeting. The Board proposes, upon recommendation of the Corporate Governance/Nominating Committee of the Board, that the nominees described below, each of whom is currently serving as a Class III director, be elected as Class III directors for a new term of three years ending at the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

        When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the direction indicated, or, if no direction is indicated, the shares will be voted in favor of the election of the nominees identified below. The Company expects each nominee to be able to serve, if elected, but if any nominee notifies the Company before the annual meeting that he is unable to do so, then the proxies will be voted for such other person as the Board designates.

        Information regarding the nominees standing for election as Class III directors is set forth below:

        William E. Morgenstern, a founder of the Company, has served as its Chief Executive Officer and as a director since its formation in 1981. In October 1999, Mr. Morgenstern was elected Chairman of the Board of the Company. Mr. Morgenstern began his rental-purchase industry career with Rent-A-Center, Inc. in 1979 in Ft. Worth, Texas. While employed by Rent-A-Center, he held the positions of store manager and district manager. Mr. Morgenstern is a former President of the Pennsylvania Association of Rental Dealers. Currently, Mr. Morgenstern is a member of the Board of Directors of Hamot Health Foundation, a non-profit organization that operates Hamot Medical Center, a tertiary medical center located in Erie, Pennsylvania. Mr. Morgenstern also serves as Chairman of the Board of Directors of Hamot Medical Center.

        John W. Higbee has been a director of the Company since November 2001. From April 2002 to August 2003, Mr. Higbee was Chief Financial Officer of Le-Nature's, Inc., a privately held company engaged in the all natural beverage business. Prior to that, he was a partner of Arthur Andersen LLP for over twenty years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
ELECTION OF EACH OF THE NOMINEES FOR CLASS III DIRECTOR.

INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Certain information regarding the directors and executive officers of the Company is set forth below.

Name	Age	Position
William E. Morgenstern	45	Chairman of the Board, Chief Executive Officer and Class III Director
Gerald A. Ryan	68	Chairman Emeritus of the Board and Class I Director
William Lerner	68	Corporate Secretary and Class II Director
Robert B. Fagenson	55	Class I Director
John W. Higbee	61	Class III Director
Marc W. Joseffer	55	Class II Director

Name	Age	Position
Jacqueline E. Woods	56	Class II Director
William A. McDonnell	42	Vice President and Chief Financial Officer
Ronald D. DeMoss	53	Vice President and General Counsel
William S. Short	45	Senior Vice President of Operations
John A. Lombardi	38	Vice President, Corporate Controller and Chief Accounting Officer

        Gerald A. Ryan, a founder of the Company, served as Chairman of the Board of the Company from 1981 to October 1999 and as a director since its formation in 1981. Mr. Ryan currently serves as Chairman Emeritus of the Board and as a consultant to the Company. Mr. Ryan has also been instrumental in the formation of several other companies, including Spectrum Control, Inc. He presently serves as Chairman of the Board of Spectrum Control. Mr. Ryan is also President and Chairman of the Board of Erie Business Management Corp., a privately owned real estate development company, and Chairman of the Board of Automated Industrial Systems.

        William Lerner has been a director of the Company since November 1992 and its corporate Secretary since January 1993. Mr. Lerner is a practicing attorney in New York since 1961 and in Pennsylvania since 1990. Mr. Lerner is also a director of Seitel, Inc., Micros-to-Mainframes, Inc. and Cortland Trust, Inc.

        Robert B. Fagenson has been a director since August 1993. He has, for more than the past five years, been President and a director of Fagenson & Co., Inc., an investment securities firm. Since June 2000, Mr. Fagenson has served as Vice Chairman of the Management Committee of Van der Moolen Specialists USA, LLC. Mr. Fagenson is also a director of Cash Technologies, Inc. and was elected to the Board of Directors of the New York Stock Exchange for a two-year term which commenced on June 5, 2003. On December 17, 2003, Mr. Fagenson resigned as a director of the New York Stock Exchange.

        Marc W. Joseffer has been a director of the Company since May 1994. Since April 1997, Mr. Joseffer has served as Vice President of Greenleaf Distributors, Inc., a pet food and pet products distributor. From May 1994 through October 1996, he was employed by the Company in various management positions. For more than five years prior thereto, he was Vice President and a principal shareholder of D.A.M.S.L. Corp., a private company engaged in the rental purchase business. D.A.M.S.L. was acquired by the Company in May 1994. Mr. Joseffer is a director of Greenleaf Distributors, Inc., a director of Jones & Joseffer, Inc. and a director and Vice President of Holimont, Inc., all privately-held corporations.

        Jacqueline E. Woods has been a director of the Company since March 1999. Ms. Woods is a nationally-recognized educator and specialist in adult education, community colleges and education public policy. Ms Woods is currently the Executive Director of the American Association of University Women (AAUW), an association of three corporations that address education and equity issues of girls and women nationwide. In 1996, former President Clinton appointed her as the Director of the Liaison Office for Community Colleges for the U.S. Department of Education. From 1993 to 1996, Ms. Woods served as Vice Chancellor for External Affairs for the City Colleges of Chicago. Prior to that, she served as the Vice President for Institutional Advancement for the Community College of Philadelphia, and earlier in her career, held various other senior level positions at higher education associations and institutions. Ms. Woods also serves as a director of the Pivot Point, Inc., a privately-held corporation, and as a director on several non-profit boards, including the National Council for Women's Organizations and the Ms. Magazine Advisory Board.

        William A. McDonnell was hired by the Company on February 1, 2000 as Vice President and Chief Financial Officer. Prior to his employment with the Company, Mr. McDonnell was a director in the Global Distribution Group for the Bank of Montreal. Prior to that position, Mr. McDonnell was Vice President and Relationship Manager in the Emerging Majors Group for Harris Bank.

        Ronald D. DeMoss was elected Vice President and General Counsel of the Company in February 1996. From June 1990 through November 1995, Mr. DeMoss was employed as a corporate counsel for Rent-A-Center, Inc. and, in such capacity, managed successful efforts for the enactment of rental-purchase legislation in eleven states. During 1995, Mr. DeMoss also served as Rent-A-Center's Director of Government Relations. Mr. DeMoss is a member of the Board of Directors of The Association of Progressive Rental Organizations, or APRO, and currently serves on APRO's Government Relations Committee. From 1981 through 1990, Mr. DeMoss was a practicing attorney in Wichita, Kansas.

        William S. Short was hired by the Company in July 1996 and served in various operations positions including Executive Vice President - Operations, Divisional Vice President - Operations, Vice President of Operations Administration, Director of Operations and Regional Manager. In July 2002, he was appointed Senior Vice President of Operations. Prior to his employment with the Company, he was employed by Rent-A-Center, Inc. for twelve years where he held various field positions, the last being Market Manager.

        John A. Lombardi was hired by the Company in April 2001 as Vice President, Corporate Controller and Chief Accounting Officer. From August 1997 until he joined the Company, Mr. Lombardi served as the Chief Financial Officer and Treasurer at Community Rehab Centers, Inc. in Boston, Massachusetts. During 1996 and 1997, he served as Executive Vice President, Chief Financial Officer and Treasurer of Northstar Health Services Inc. From 1986 to 1996, Mr. Lombardi worked in the specialty consulting services and audit and business advisory services practices of Arthur Andersen LLP. Mr. Lombardi is a certified public accountant, a certified insolvency and reorganization accountant, and a certified fraud examiner.

        Additional information regarding Messrs. Morgenstern and Higbee appears under the caption "Proposal 1 - Election of Directors" in this Proxy Statement.

CORPORATE GOVERNANCE AND BOARD MATTERS

        The business of the Company is managed under the direction of the Board of Directors. The Board acknowledges that a commitment to good corporate governance practices provides an important framework within which the Board and management can pursue the strategic objectives of the Company. In July 2003, the Board adopted Corporate Governance Guidelines for the Company. These Guidelines set out the Board's support of the following guiding principles:

  The paramount duty of the Board is to select the Company's Chief Executive Officer and oversee his work and the work of other members of senior management in the competent and ethical operation of the Company.

  The paramount duty of management is to operate the Company in an effective and ethical manner and to communicate important information regarding the Company's business to the Board.

  It is the responsibility of management to produce financial statements that fairly and accurately present the financial condition and results of operations of the Company.

  It is the responsibility of the Board and the Audit Committee to engage an independent auditor to audit and opine on the Company's financial statements.

          The Board has adopted a Code of Business Conduct and Ethics for the Chief Executive Officer and other senior financial officers that is posted on the Investor Relations section of the Company's website, www.rentway.com. This Code of Business Conduct and Ethics supplements a company-wide Code of Conduct that applies to all employees, officers and directors and is also posted on the Investor Relations section of the Company's website.

  Board Independence; Meetings and Committees of the Board

          Except for Messrs. Morgenstern and Ryan, the Board of Directors has determined that all of the members of the Board of Directors are "independent" in accordance with applicable law and listing standards of the New York Stock Exchange, or NYSE.

          The Board of Directors has standing Audit, Compensation, Corporate Governance/Nominating, and Finance Committees. The Board held twenty-one meetings in the Company's fiscal year ended September 30, 2003, or fiscal year 2003. Each director attended at least 75% of meetings of the full Board and meetings of committees on which each served. The Company encourages, but has no policy regarding, director attendance at annual meetings of shareholders. Six directors attended the Company's annual meeting of shareholders held last year.

          The Audit Committee consists of Messrs. Higbee (Chair), Fagenson and Lerner. The Board determined that it was appropriate to rotate the role of Chair to Mr. Higbee given his qualifications and Mr. Lerner's long service in such role. The Audit Committee assists the Board with the oversight of the integrity of the Company's financial statements and internal controls, the independent auditor's qualifications and independence, the performance of the Company's internal audit function and independent auditor and the Company's compliance with legal and regulatory requirements. The Audit Committee held three meetings in fiscal year 2003.

          The Compensation Committee consists of Messrs. Fagenson (Chair) and Lerner, and Ms. Woods. The Compensation Committee overseas the overall compensation policies and practices of the Company. The Compensation Committee also administers and oversees the grant of stock options by the Company. The Compensation Committee held two meetings in fiscal year 2003.

          The Corporate Governance/Nominating Committee consists of Ms. Woods (Chair) and Messrs. Joseffer and Lerner. The Corporate Governance/Nominating Committee develops and monitors the Company's policies regarding corporate governance, develops and implements Board evaluation processes, and identifies and recommends nominees for election as directors to the Board and to committees thereof. In performing its duties to recommend nominees for the Board, the Corporate Governance/Nominating Committee seeks director candidates with the following qualifications, at minimum: high character and integrity; substantial life or work experience that is of particular relevance to the Company; sufficient time available to devote to his or her duties; and ability and willingness to represent the interests of all shareholders rather than any special interest group. The Corporate Governance/Nominating Committee may use third-party search firms to identify Board candidates. It also relies upon recommendations from a wide variety of its contacts, including current executive officers, directors, community leaders and shareholders, as a source for potential Board candidates. Shareholders wishing to submit or nominate candidates for election to the Board must supply information in writing regarding the candidate to the Corporate Governance/Nominating Committee at the Company's executive offices in Erie, Pennsylvania. This information should include the candidate's name, biographical data and qualifications. Generally, the Corporate Governance/Nominating Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon biographical data and qualifications. This information is evaluated against the criteria described above and the specific needs of the Company at the time. Additional information regarding proposed nominees may be requested. On the basis of the information gathered in this process, the Committee determines which nominee to recommend to the Board. The Committee uses the same process for evaluating all nominees, regardless of the source of the recommendation. The Corporate Governance Committee held one meeting in fiscal 2003.

          The Finance Committee consists of Messrs. Ryan (Chair), Joseffer and Higbee. The Finance Committee reviews with management on a monthly basis the Company's financial performance and provides reports thereon to the full Board. The Finance Committee held fourteen meetings in fiscal 2003.

  Executive Sessions of the Board

          Non-management directors meet regularly in executive sessions. "Non-management" directors are all those directors who are not Company employees and includes directors, if any, who are not independent as determined by the Board. The non-management directors consist of all current directors, except Mr. Morgenstern. Executive sessions are led by a "Lead Director." An executive session is generally held in conjunction with each regularly scheduled Board meeting and other sessions may be called by the Lead Director in his discretion or at the request of the Board. Mr. Joseffer is the Lead Director.

  Contacting the Lead Director and Board of Directors

          Any shareholder who desires to contact Rent-Way's Lead Director may do so electronically by sending an email to the following address: mjoseffer@rentway.com. Alternatively, a shareholder can contact the Lead Director or the other members of the Board by writing to: Board of Directors, Rent-Way, Inc., One RentWay Place, Erie, Pennsylvania 16505.

  Compensation of Directors

          Directors who are not employees of the Company (Messrs. Higbee, Fagenson, Joseffer, Lerner, Ryan and Ms. Woods) receive an annual retainer of $36,000. Additionally, each director receives $1,500 for each board meeting attended in person and $500 for each meeting attended by telephone, $500 for each committee meeting attended in person and $250 for each committee meeting attended by telephone. Non-employee directors also receive an annual grant of stock options under the Company's existing stock option plans. The number of shares subject to the annual option grant is determined by years of service as a director with 1,000 shares granted for each year of service up to a maximum of 10,000 shares. The exercise price of the options is the closing price of the Company's common stock on the date of grant. Non-employee directors are also reimbursed for their out-of-pocket expenses incurred for attendance at meetings of directors and shareholders. Mr. Lerner receives no compensation for serving as Secretary to the Company. Non-employee directors who serve as chairman of one of the Board's standing committees receive an additional annual retainer of $6,000. Directors who are employees of the Company receive no additional compensation for their service as directors.

          During fiscal year 2003, Mr. Lerner and Mr. Ryan each received a grant of 10,000 options, Mr. Fagenson received a grant of 9,000 options, Mr. Joseffer received a grant of 8,000 options, Ms. Woods received a grant of 3,000 options and Mr. Higbee received a grant of 1,000 options. These options were at an exercise price of $4.90 per share and vested immediately on the grant date, August 1, 2003.

          During fiscal year 2003, Mr. Ryan served as a consultant to the Company under an agreement for a term that commenced October 1, 1999 and continues to September 30, 2009. Under the agreement, Mr. Ryan receives annual compensation of $100,000 (subject to annual cost of living increases and an annual review by the Compensation Committee of the Board) and is eligible to receive an annual bonus in an amount determined by the Board. Mr. Ryan is also eligible to participate in the Company's employee benefit plans and to receive fringe benefits made generally available to senior management.

  EXECUTIVE OFFICER COMPENSATION

          The following table discloses compensation for the years ended September 30, 2003, 2002 and 2001 received by the Company's Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the close of fiscal year 2003 (the "Named Executive Officers"):

  Summary Compensation Table

		Annual Compensation(1)		Long-Term Compensation Awards Securities Underlying Options(#)
Name and Principal Position	Year	Salary($)	Bonus($)(2)		All Other Compensation($)

William E. Morgenstern Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ 500,000 498,077 450,000	$ 370,000 750,000 -	- 250,000 -	$ 4,000 5,500 163,853	(3) (3) (3)(4)

William A. McDonnell Vice President and Chief Financial Officer	2003 2002 2001	$ 205,504 203,072 195,262	$ 50,000 75,000 -	50,000 50,000 -	$ 3,269 5,207 11,680	(3) (3) (3)(5)

Ronald D. DeMoss Vice President and General Counsel	2003 2002 2001	$ 212,500 208,654 193,846	$ 30,000 30,000 -	20,000 3,000 50,000	$ 54,069 18,390 22,833	(6)(8) (6)(8) (6)(8)

William S. Short Senior Vice President of Operations	2003 2002 2001	$ 264,384 186,046 168,269	$ 35,000 42,332 53,633	75,000 123,500 40,000	$ 21,436 12,986 54,852	(6)(9) (6)(9) (6)(9)

John A. Lombardi (7) Vice President, Corporate Controller and Chief Accounting Officer	2003 2002 2001	$ 171,600 169,569 66,635	$ 35,000 35,500 -	15,000 - 30,000	$ 2,854 6,243 2,500	(10) (10) (10)

  __________

(1)	Except as set forth above, the Named Executive Officers did not receive any annual compensation not properly characterized as salary or bonus, except for certain perquisites or other benefits the aggregate incremental cost of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such officer. The Company has a medical and health benefits plan and provides term life insurance for its employees, however, such plans do not discriminate in scope, terms or operation in favor of executive officers or directors and are generally available to all salaried employees. The Company has a 401(k) plan but it does not have any pension plan or any long-term incentive plan (as defined in SEC regulations).

(2)	Represents payments made in fiscal year shown for bonuses earned in the prior fiscal year.

(3)	Represents matching contributions to the 401(k) plan contributed in cash.

(4)	Represents a loan made to Mr. Morgenstern on November 1, 2000 for $158,603 and $5,250 in matching contributions to 401(k) contributions.

(5)	Represents $4,198 in matching contributions to 401(k) contributions and $7,482 in payments by the Company as reimbursements for moving expenses.

(6)	Includes a cash contribution to the individual's 401(k) plan to restore a portion of the loss in value of the Company's common stock as a result of the significant stock price drop following disclosure of the Company's discovery of accounting improprieties in October 2000.

(7)	Mr. Lombardi's employment with the Company began on April 23, 2001.

(8)	Represents $27,945, $13,991 and $18,264 contributed to Mr. DeMoss' 401(k) as restorative payments in fiscal 2003, 2002 and 2001, respectively (as discussed in footnote (6) above), $4,904, $4,399, and $4,569 in fiscal 2003, 2002 and 2001, respectively, in matching contributions to 401(k) contributions, and $21,220 in benefits from a split dollar insurance policy in 2003, which policy was subsequently acquired by Mr. DeMoss from the Company.

(9)	Represents $16,865, $8,443 and $11,023 contributed to Mr. Short's 401(k) as restorative payments in fiscal 2003, 2002 and 2001, respectively (as discussed in footnote (6) above), $4,571, $3,485 and $4,271 in fiscal 2003, 2002 and 2001, respectively, in matching contributions to 401(k) contributions and $1,058 and $39,558 as reimbursements for moving expenses in fiscal 2002 and 2001, respectively.

(10)	Represents $1,584 and $3,328 in fiscal 2003 and 2002, respectively, in matching contributions to 401(k) contributions and $1,270, $2,915 and $2,500 in fiscal 2003, 2002 and 2001, respectively, as reimbursements for moving expenses.

  Employment Agreements

          During fiscal year 2003, Mr. Morgenstern served as Chairman of the Board and Chief Executive Officer under an employment agreement with the Company dated November 20, 2001. The employment agreement was effective as of October 1, 2001 and ends on October 1, 2006, unless earlier terminated in accordance with the terms of the agreement. The term of the employment agreement is automatically extended for additional one-year periods unless either party gives notice at least 120 days prior to the end of any renewal term that the agreement will not be extended. Under the employment agreement, Mr. Morgenstern receives an annual salary of $500,000, which is subject to review annually by the Board. He is also eligible to receive annual bonuses in amounts determined by the Board. Mr. Morgenstern is eligible to participate in the Company's employee benefit plans and to receive fringe benefits made generally available to senior management.

          In the event Mr. Morgenstern's employment is terminated within 24 months following, or directly or indirectly in connection with or in anticipation of, a change in control of the Company for any reason other than cause or by Mr. Morgenstern for good reason or because any successor to the Company fails to appoint him to a similar executive position, assume the Company's obligations under his employment agreement or assume any indemnification agreement or provisions in effect at the time of the change in control, he will be entitled to receive (i) his salary and fringe benefits through the termination date, (ii) an amount equal to the greater of two times his then current annual base salary or the sum of the remaining payment of his then current base salary under the remaining term of the employment agreement, (iii) a bonus payment equal to the sum of (A) the greater of 200% of his then current base salary or an amount equal to 10% of his then current base salary multiplied by each full month then remaining in the term of the employment agreement, (B) an amount equal to his then current base salary prorated for the length of his service in the calendar year in which his termination occurs, and (C) any unpaid portion of a bonus earned in a prior fiscal year, (iv) payment for accrued but unused vacation prorated for the length of his services in the calendar year in which his termination occurs, (v) for 24 months following the change in control, payment for outplacement services incurred by Mr. Morgenstern not to exceed 5% of his annual base salary effective at the time of termination, (vi) full vesting under any qualified and non-qualified pension or profit-sharing plan maintained by the Company, or in lieu thereof, a cash payment equal to the value of the benefit not so vested and (vii) the acceleration and extension of exercisability of his outstanding stock options. The cash payments described above are to be made in one lump sum. Mr. Morgenstern is also entitled to receive a tax gross-up payment from the Company in the event the payments described above expose Mr. Morgenstern to the excise tax imposed on such payments by applicable U.S. tax law.

          Under Mr. Morgenstern's employment agreement, a "change in control" means and is deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the date of Mr. Morgenstern's employment agreement), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously approved, cease for any reason to constitute at least a majority of the Board; (iii) the Company's shareholders approve a merger or consolidation of the Company with any other company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities will not constitute a change in control; or (iv) the Company's shareholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets. If any of the events enumerated in clause (i) through (iv) occur, the Board will determine in good faith the effective date of the change in control resulting therefrom for purposes of Mr. Morgenstern's employment agreement.

          Since February 1, 2000, Mr. McDonnell has served full-time as the Company's Vice President and Chief Financial Officer under an employment agreement that currently expires on February 1, 2005, unless earlier terminated in accordance with its terms. The term of the employment agreement is automatically extended for rolling two-year periods beginning on each anniversary of such date, unless either party gives notice at least 60 days prior to any such date that the term will not be extended. Under the agreement, Mr. McDonnell receives an annual salary of $190,000 for the first year of the agreement, which amount will increase by the equivalent of 4% of base salary for the second and third years of the agreement. Beginning with the fourth year of his employment agreement, Mr. McDonnell's annual salary will be increased to reflect percentage increases in the Consumer Price Index for Western Pennsylvania. Mr. McDonnell's salary is also subject to annual review by the Compensation Committee of the Board. Mr. McDonnell is also eligible to receive an annual bonus in an amount determined by the Board or the Compensation Committee, participate in the Company's employee benefit plans and to receive fringe benefits made generally available to the Company's senior management.

          Since January 15, 1998, Mr. DeMoss has served full-time as the Company's Vice President and General Counsel under an employment agreement that expires on March 12, 2004. Mr. DeMoss' employment agreement is automatically extended for two-year periods, unless either party gives notice at least 60 days prior to the expiration of the agreement or any two year period that the agreement will not be extended. Under the employment agreement, Mr. DeMoss receives an annual salary and is eligible to receive an annual bonus in an amount determined by the Board. Mr. DeMoss' annual salary under the employment agreement for 2004 is $225,000. Mr. DeMoss is also eligible to participate in our employee benefit plans in accordance with the terms of such plans.

          In the event Mr. DeMoss' employment is terminated upon the occurrence of a change of control of the Company, as defined in his employment agreement, all of Mr. DeMoss' unvested stock options vest. Additionally, at any time following the occurrence of a change of control of the Company, Mr. DeMoss may elect to voluntarily terminate his employment, and if he elects to do so, he will be entitled to receive an amount equal to the greater of his current salary for the remainder of his employment term or two times his base salary. The cash payment described above is required to be made in one lump sum.

          The Company has an employment agreement with William S. Short pursuant to which he is employed full-time as the Company's Senior Vice President of Operations for a term that commenced as of July 1, 2002. The term of Mr. Short's employment agreement will continue until June 30, 2005 or until terminated as provided in the agreement. However, beginning on June 30, 2005, and on each anniversary of this date thereafter, the agreement will be automatically extended for an additional year, unless terminated at least 120 days prior to any such anniversary date. Pursuant to the terms of the agreement, should the Company choose not to renew the agreement, Mr. Short will be entitled to continue to receive his current base salary and all fringe benefits provided under the terms of the agreement, including medical and health insurance, for a period of 24 months. Mr. Short receives an annual base salary of $250,000, is eligible for reimbursement for certain expenses and is eligible to receive an annual bonus calculated pursuant to performance standards developed by the Compensation Committee of the Board in consultation with Mr. Short. Upon execution of the Agreement, Mr. Short was granted an option to purchase 75,000 shares of common stock, of which 25,000 vested immediately, 25,000 vested July 1, 2003 and 25,000 will vest on July 1, 2004. Mr. Short is also eligible to participate in the Company's employee benefit plans in accordance with the terms of such plans.

          In the event Mr. Short's employment is terminated (for any reason other than for cause) within 24 months following a change of control of the Company or because any successor to the Company fails to appoint him to a similar executive position, assume the Company's obligations under his employment agreement or assume any indemnification agreement or provisions in effect at the time of the change of control, he will be entitled to receive (i) his salary and fringe benefits through the termination date, (ii) two times his annual base salary, (iii) his full fringe benefits, including medical and health insurance, for a period of 24 months following the month of his termination or the balance of the initial term, whichever is greater and (iv) a prorated payment for accrued but unused vacation. The cash payments described above may be paid by the Company over a period of up to two years.

          The Company has an employment agreement with Mr. Lombardi under which he is employed full-time as the Company's Vice President, Corporate Controller and Chief Accounting Officer for a term that commenced in April 2001 and continues until April 2004 or until earlier terminated as provided in the agreement. The term is automatically extended for one-year periods, unless either party provides a termination notice at least 60 days prior to the expiration of any one-year period. Under the agreement, Mr. Lombardi receives an annual base salary of $165,000 and is eligible for an annual bonus in an amount determined by the Chief Executive Officer on the basis of corporate performance. Mr. Lombardi is also entitled to participate in the Company's employee benefit plans in accordance with the terms of those plans.

  Stock Options

          The following table sets forth information concerning stock option grants made to the Named Executive Officers in fiscal year 2003:
Option Grants in Fiscal Year 2003 Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)

William E. Morgenstern	-	-	-	-	-	-

William A. McDonnell	50,000 (1)	4.6%	$ 5.50	7/16/09	$ 368,526	$ 487,179

Ronald D. DeMoss	20,000 (1)	1.8%	$ 5.50	7/16/09	147,411	194,872

William S. Short	75,000 (1)	6.9%	$ 5.50	7/16/09	552,789	730,769

John A. Lombardi	15,000 (1)	1.4%	$ 5.50	7/16/09	110,558	146,154

  (1) 33 1/3% of such options become exercisable on each of July 16, 2006, July 16, 2007 and July 16, 2008.

          The following table sets forth information concerning stock option exercises by the Named Executive Officers during fiscal year 2003 and the number of shares and the value of options outstanding as of September 30, 2003 for each such officer:
Aggregate Option Exercises and Option Values as of September 30, 2003
			Number of Securities Underlying Unexercised Options at 9/30/03 (#)		Value of Unexercised In-the-Money Options at 9/30/03 ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
William E. Morgenstern	-	-	375,000	-	-	-
William A. McDonnell	-	-	63,333	66,667	-	-
Ronald D. DeMoss	-	-	61,332	36,668	-	-
William S. Short	-	-	138,500	100,000	52,280	-
John A. Lombardi	-	-	20,000	25,000	-	-

  (1)     Based on the closing sales price of the common stock on the New York Stock Exchange of $5.37 per share on September 30, 2003, less the exercise price.

  COMPENSATION COMMITTEE REPORT

          The Compensation Committee of the Board of Directors oversees the overall compensation policies and practices of the Company. The Committee seeks to develop fair and competitive policies and practices designed to link executive compensation to the Company's business objectives and financial performance.

          Specifically, the Company's compensation policies are designed to (a) attract and retain individuals of the best quality available in the rental-purchase industry, (b) motivate and reward these individuals based on corporate and individual performance and (c) align the interests of these individuals with the interests of the shareholders of the Company through stock-based incentives. Consistent with the above-stated philosophy, senior management compensation generally consists of three components: base salary, bonus, and incentive awards in the form of stock options. Salary levels for senior management are determined generally on the basis of pay practices of comparable companies in the rental-purchase industry. Bonuses are determined by considering performance during and over the course of each performance year. Decisions with respect to the size and timing of bonus payments are made by reference to both Company and individual performance factors and there is no target, cap or floor regarding the amount of any bonus. Stock option awards are made to senior management in order to link a portion of compensation directly to the value of the Company's common stock. The ultimate value of the options depends on future appreciation in the common stock. Because the Company desires to hire and retain senior managers of the best quality available in the rental-purchase industry, its compensation levels will generally be at or above those of its competitors.

          Compensation of the Company's Chief Executive Officer, William E. Morgenstern, is determined annually by the Board of Directors in accordance with the terms of Mr. Morgenstern's employment agreement and is based on performance standards developed by the Compensation Committee. The Compensation Committee recommended to award Mr. Morgenstern a bonus of $100,000 for his performance in fiscal year 2003 (which was paid in fiscal 2004) and to maintain his annual base salary of $500,000.

          In determining the level of base salary and bonus to be paid to Mr. Morgenstern in fiscal year 2003, the Compensation Committee considered Mr. Morgenstern's performance in fiscal year 2003 (which included leading the refinancing of the Company's bank debt, settling the Company's class action securities litigation and guiding the Company through resolution of the Department of Justice and SEC investigations of the Company's prior financial reporting) and pay practices for comparable performance in the rental-purchase industry and for companies of comparable size.

                                                                                                              Robert B. Fagenson, Chair
                                                                                                              William Lerner
                                                                                                               Jacqueline E. Woods

  AUDIT COMMITTEE REPORT

          The Audit Committee of the Board comprises three directors, all of whom are independent under applicable SEC and NYSE standards, and operates under a written charter. A copy of the charter is attached as Exhibit A to the this proxy statement. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls, and the independent auditors have responsibility to audit the financial statements and express an opinion as to their conformity with generally accepted accounting principals. In its corporate oversight role, the Audit Committee monitors and reviews these financial reporting processes on behalf of the Board.

          Each year, the Audit Committee meets to review the scope of the audit and to review the results of the audit. In addition, conferences and/or meetings are held with the Company's independent auditors prior to the filing of quarterly financial information with the SEC. The meetings and the conferences are designed to facilitate open communication between the Audit Committee, management of the Company and the Company's independent auditors. The Audit Committee reviews and discusses the consolidated financial statements and the quarterly financial information with management and independent auditors in the context of these meetings.

          The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has directed access to the independent auditors as well as to any and all Company personnel. The Audit Committee has the authority to engage, at the Company's expense, special legal, accounting or such other consultants it deems necessary to assist in the performance of its duties.

          In October 2001, the Audit Committee engaged Charles G. Knight, CPA, CVA, a principal of the firm of Schaffner Knight Minnaugh Company, P.C., an independent firm of certified public accountants, to supervise the internal audit function of the Company and report directly to the Audit Committee. This engagement continued throughout fiscal 2003.

          As a result of the discovery of accounting improprieties in October 2000, the Audit Committee engaged the law firm of Ross & Hardies (now McGuire Woods LLP) as special counsel to provide advice and counsel to the Audit Committee on issues impacting upon the financial statements and financial results of the Company. This engagement continued throughout fiscal 2003.

          The Audit Committee discussed with PricewaterhouseCoopers LLP matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). PricewaterhouseCoopers LLP also provided the Audit Committee the written disclosures and the letter required by Independence Standards Board ("ISB") Standard No. 1 (Discussions with Audit Committees), and the Audit Committee discussed with PricewaterhouseCoopers LLP their independence under ISB Standard No. 1. The Audit Committee considered whether the engagement of PricewaterhouseCoopers LLP to provide other services including audits of the Company's employee benefit plans and assistance in the accounting investigation was compatible with their independence and the Audit Committee does not believe that any impairment of independence existed or currently exists as a result of this engagement.

          Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, for filing with the SEC.

          The Audit Committee, in consultation with the Board, selects the firm to audit the consolidated financial statements of the Company and review the Company's quarterly financial results. The Audit Committee recommended to the Board the selection of PricewaterhouseCoopers LLP as the Company's independent auditors to audit the consolidated financial statements and review the quarterly financial results of the Company for fiscal year 2003. Effective December 22, 2003, the Company engaged the accounting firm of Ernst & Young LLP as its new independent auditors and dismissed PricewaterhouseCoopers LLP. The decision to change the Company's accounting firm was approved by the Audit Committee.

  John W. Higbee, Chair
  William Lerner
  Robert B. Fagenson

  PERFORMANCE GRAPH

          The following graph compares for the five-year period ended September 30, 2003, the cumulative total shareholder return for the Company, the Total Return Index for the Nasdaq Stock Market (U.S. companies) (the "Nasdaq Composite Index"), and a group consisting of publicly-traded rental-purchase companies (the "Industry Group"). The graph assumes that $100 was invested on September 30, 1998 in the common stock of the Company, the Nasdaq Composite Index and the Industry Group, and assumes reinvestment of dividends. For the periods presented, the Industry Group consists of Rent-a-Center, Inc. (previously Renters Choice, Inc.), Aaron Rents, Inc. and Rainbow Rentals, Inc. The stock price performance shown on the following graph is not necessarily indicative of future price performance.

Dollars
250
200
150
100
50
-
217
162
123
117
100
86
77
94
88
21
198
69
12
142
105
22
98
99
00
01
02
03
Fiscal Year Ended 9/30
Rent-Way, Inc.
NASDAQ Composite
Peer Average

	9/30/98	9/30/99	9/30/00	9/30/01	9/30/02	9/30/03
Rent-Way, Inc	100	77	123	21	12	22
Nasdaq Composite Index	100	162	217	88	69	105
Industry Group	100	86	117	94	198	142

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During fiscal year 2003, Robert B. Fagenson, William Lerner and Jacqueline E. Woods served as the members of the Compensation Committee. Other than Mr. Lerner, who is Secretary of the Company, no person who served as a member of the Company's Compensation Committee during fiscal year 2003 was (i) an officer or employee of the Company during such fiscal year or (ii) formerly an officer of the Company. None of the Company's executive officers served as a member of the board of directors or the compensation or similar committee of the board of directors of any other entity, an executive officer of which served on the Company's Compensation Committee or Board of Directors.

  SECURITY OWNERSHIP OF CERTAIN
  BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information concerning the shares of the Company's common stock beneficially owned by (i) each beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (iii) the Named Executive Officers and (iv) the directors and the Named Executive Officers as a group. This information is presented as of January 21, 2004. As of January 21, 2004, there were 26,148,676 shares of the Company's common stock outstanding. Except as otherwise noted, the Company believes that the persons listed below have sole investment and voting power with respect to the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Common Stock Shares Beneficially Owned (2)	Percentage of Class

William E. Morgenstern (3)	736,327	2.8%
Gerald A. Ryan (4)	346,836	1.3%
William Lerner	65,700	*
Robert B. Fagenson (5)	352,000	1.3%
John W. Higbee	2,500	*
Marc W. Joseffer	114,192	*
Jacqueline E. Woods	8,000	*
William A. McDonnell (6)	67,487	*
Ronald D. DeMoss (7)	83,799	*
William S. Short (8)	141,533	*
John A. Lombardi (9)	22,591	*
Directors/executive officers as a group (11 persons)	1,940,965	7.2%

Name and Address of Beneficial Owner (1)	Number of Common Stock Shares Beneficially Owned (2)	Percentage of Class
SAFECO Asset Management Company and affiliates (10) 601 Union Street Suite 2500 Seattle, WA 98101	2,774,700	10.6%
Dimensional Fund Advisors Inc. (11) 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	1,611,208	6.2%

David L. Babson & Company, Inc. (12) One Memorial Drive Cambridge, Massachusetts 02142-1300	1,520,847	5.8%

Calm Waters Partnership (13) 100 Heritage Reserve Menomonee Falls, Wisconsin 53051	1,450,550	5.5%

  _______________________
  * Less than 1%

  (1)     Unless otherwise indicated, the address for all persons listed above is c/o Rent-Way, Inc., One RentWay Place, Erie, Pennsylvania 16505.

  (2)     Includes the following shares issuable upon exercise of stock options which are currently exercisable or which will become exercisable within 60 days after January 21, 2004: Morgenstern - - 375,000; Ryan - - 92,500; Lerner - - 62,500; Fagenson - - 61,500; Joseffer - - 58,250; Woods - - 8,000; Higbee - - 2,500; McDonnell - 63,333; DeMoss - - 73,000; Short - - 138,500; Lombardi - - 20,000 and Directors and Officers as a group - - 955,083.

  (3)     Includes 25,000 shares owned by Mr. Morgenstern's spouse as to which Mr. Morgenstern disclaims beneficial ownership and 722 shares held in the Company's 401(k) plan.

  (4)     Includes 50,000 shares owned by Mr. Ryan's spouse, 588 shares held in the Company's 401(k) plan and 47,000 shares held in trust for Mr. Ryan's children, for which Mr. Ryan serves as trustee and for which he disclaims any beneficial ownership.

  (5)     Includes 2,500 shares owned by the Fagenson & Co., Inc. Employee Pension Plan and Trust, of which Mr. Fagenson is a co-trustee, 2,000 shares owned by Mr. Fagenson's spouse, for which he disclaims any beneficial ownership, 10,000 shares held in a family foundation and 16,000 shares held in trusts for Mr. Fagenson's children, for which Mr. Fagenson serves as trustee and for which he disclaims any beneficial ownership.

  (6)     Includes 104 shares held in the Company's 401(k) plan.

  (7)     Includes 8,089 shares held in the Company's 401(k) plan and 510 shares owned by the son of Mr. DeMoss

  (8)     Includes 3,053 shares held in the Company's 401(k) plan.

  (9)     Includes 2,591 shares held in the Company's 401(k) plan.

  (10)     SAFECO Corporation, SAFECO Asset Management Company, SAFECO Resource Series Trust, and SAFECO Common Stock Trust filed a joint Schedule 13G with respect to common stock of the Company owned either directly or indirectly by each entity. The beneficial ownership information presented is based solely on the joint Schedule 13G, as amended, filed with the SEC on December 10, 2003.

  (11)     Dimensional Fund Advisors filed a Schedule 13G in its capacity as an investment advisor and is deemed to be the beneficial owner of the common stock which is owned by investment advisory clients. The beneficial ownership information presented is based solely on the Schedule 13G, filed with the SEC on February 10, 2003.

  (12)     David L. Babson & Company, Inc. filed a Schedule 13G in its capacity as an investment advisor and is deemed to be the beneficial owner of the common stock which is owned by investment advisory clients. The beneficial ownership information presented is based solely on the Schedule 13G, filed with the SEC on February 14, 2001.

  (13)     Calm Waters Partnership and Richard S. Strong filed a joint Schedule 13G with respect to common stock of the Company owned either directly or indirectly by each of them. The number reported includes 1,355,800 shares owned directly by Calm Waters Partnership and indirectly by Mr. Strong by virtue of the ownership of Calm Waters Partnership by Mr. Strong and other family members and 94,750 shares issuable upon exercise of a warrant purchased by Calm Waters Partnership from the Company on April 25, 2002. The beneficial ownership information presented is based solely on the joint Schedule 13G, as amended, filed with the SEC on January 6, 2003.

  CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

          In August 1999, the Company made a loan to Mr. Morgenstern in the amount of $214,179, the proceeds of which were used to pay the exercise price of a stock option, which was evidenced by a full recourse promissory note bearing interest at 10%. This loan has been repaid in full.

          The Company leases one store location from Mr. Joseffer or a company controlled by him. The Company paid approximately $49,000 in rent and related amounts under such lease for the fiscal year ended September 30, 2003. The Company believes the lease rate and terms, which include our obligation to pay real estate taxes, are similar to those obtainable on an arm's-length basis.

          The Company has an agreement with its 70% owned subsidiary, dPi Teleconnect, LLC ("dPi"), whereby the Company provides payroll processing services, legal services and general management services for payments to the Company of $10,000 per month. The agreement had a term of one year commencing on October 1, 2002. The agreement is renewable for successive one-year terms subject to the mutual agreement of the parties as to the services to be provided and the payments required during each such renewal term. The Company and dPi have agreed to renew the agreement for an additional one year term.

  REQUIREMENTS FOR REPORTING SECURITIES OWNERSHIP

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon its review of copies of such forms furnished to it, or written representations from reporting persons that no such forms were required for those persons, the Company believes that during fiscal year 2003 all filing requirements applicable to executive officers, directors, and greater than 10% beneficial owners were complied with, except that Messrs. Fagenson, Lerner, Higbee, Joseffer and Ryan, and Ms. Woods failed to timely file a Form 4 with respect to a grant of stock options in October 2002.

  PROPOSAL 2 - APPROVAL OF 2004 STOCK OPTION PLAN

          The Company is asking for shareholder approval of the 2004 Stock Option Plan (the "Plan"), which was adopted by the Board of Directors on January 9, 2004. The Plan reflects the Company's strong commitment to corporate best practices in the area of equity compensation. Accordingly, all grants of stock options must be made at not less than 100% of fair market value, no "repricings" of options will be permitted without shareholder approval, reload stock options and loans are not provided for and there is a limit on the number of shares available under the Plan (there are no "evergreen provisions"). The minimum vote required to approve the Plan is the affirmative vote of a majority of the votes cast by all shareholders entitled to vote, provided that the total vote cast on the proposal represents over 50% in interest of all shareholders entitled to vote on the proposal. Any grants made under the Plan will be canceled unless the shareholders approve the Plan. The full text of the Plan is attached to this Proxy Statement as Exhibit B. The following description of the Plan is qualified in its entirety by reference to the text.

  General

          Of the 2,000,000 and 2,500,000 shares authorized for issuance under the Company's 1995 and 1999 Stock Option Plans, as of December 23, 2003, approximately 50,324 shares and 347,566 shares, respectively, remain available for issuance. Given the Company's practice of making broad-based grants of options as incentives to its employees, additional shares are needed for the grant of options. The Board of Directors has determined it is in the best interests of the Company to adopt the Plan to provide these additional shares for the grant of options.

  Purpose

          The Plan is intended to provide long term incentives and rewards to directors, officers and other employees or persons responsible for the success and growth of the Company, to attract and retain such persons and to associate the interests of such persons with those of the Company.

  Duration, Modification and Termination of the Plan

          The Company's Board of Directors and the Compensation Committee, or other committee designated to administer the Plan, may at any time alter, amend, suspend or terminate the Plan in whole or in part, except that no amendment may adversely affect any of the material rights of any optionee, without the optionee's consent, under any option previously granted under the Plan. The power to grant options under the Plan will automatically terminate ten years following the adoption of the Plan by the Board of Directors, or January 9, 2014. In the event the Plan is terminated, any unexercised options will continue to be exercisable in accordance with their terms and the terms of this Plan in effect immediately prior to the termination.

  Administration

          The Plan provides that it is to be administered by the Compensation Committee of the Board or such other committee as the Board may designate (the "Committee"). The Committee will consist of not less than two members of the Board, each of whom is a "non-employee director" (as defined in Rule 16b-3 under the Exchange Act) and an "outside director" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code")). Subject to the requirements set forth above, the Board has the authority to remove and add members of the Committee and fill all vacancies. The Committee has the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant and modify options, to determine the persons to whom and the time or times at which options shall be granted, and to determine the type and number of options to be granted and the terms, conditions and restrictions relating to any option. The Committee may determine whether, to what extent, and under what circumstances an option may be settled, cancelled, forfeited, exchanged or surrendered, and may construe and interpret the Plan and any option. It also may prescribe, amend and rescind rules and regulations relating to the Plan, determine the terms and provisions of agreements evidencing options granted under the Plan, correct any defect, supply any deficiency and reconcile any inconsistency in the Plan or any option granted under the Plan, amend the Plan to reflect changes in applicable law, and make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may designate one or more persons to implement its rules, regulations and determinations made with respect to the Plan, to execute and deliver documents and instruments related to the Plan and otherwise act on its behalf in accordance with guidelines established by the Committee.

          All decisions, determinations and interpretations of the Committee are final and binding on all persons, including the Company, any optionee (or any person claiming any rights under the Plan from or through any optionee) and any shareholder. The Committee, from time to time, and whenever requested, will report to the Board of Directors on its administration of the Plan and the actions it has taken. All expenses of administering the Plan will be paid by the Company.

          No member of the Board of Directors or the Committee will be liable for any action taken or determination made in good faith with respect to the Plan or any option granted under the Plan.

  Securities Offered Under the Plan

          The Plan authorizes the offer and sale of 2,000,000 shares of common stock pursuant to the exercise of stock options. The shares of common stock to be purchased pursuant to the exercise of options under the Plan will be issued from either authorized and unissued shares of common stock or any issued shares of common stock reacquired by the Company, including shares of common stock purchased in the open market, in private transactions or otherwise. In the event any shares subject to an option are forfeited, cancelled, exchanged or surrendered or if an option otherwise terminates or expires without a distribution of shares to the optionee, the shares of common stock with respect to such option will, to the extent of the forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants of options under the Plan.

  Eligibility

          Persons eligible for the grant of options under the Plan include the officers, directors and employees of the Company, as well as other persons responsible for the success of the Company as determined by the Committee in its sole discretion. In determining the persons to whom options will be granted and the type of option, the Committee will take into account such factors as the Committee deems reasonable and appropriate in connection with accomplishing the purposes of the Plan. Under the Plan, no optionee may be granted options to acquire more than 500,000 shares of common stock in any year.

  Option Agreements

          Each stock option granted pursuant to the Plan will be evidenced by a written instrument or certificate ("Option Agreement") in such form and containing such terms and conditions as the Committee from time to time may approve, subject to the Plan. Each Option Agreement will state the number of shares to which it relates, whether the option constitutes an incentive stock option ("ISO") qualified under Section 422 of the Code or a nonqualified stock option, and the option price. ISOs may be granted only to employees of the Company. All stock options under the Plan will be granted at an option price of not less than the fair market value of the common stock on the date of grant. In the case of an ISO granted to a person owning more than 10% of the voting stock of the Company, the option price will not be less than 110% of the fair market value of the common stock on the date of grant and the exercise period may not exceed five years from the date of the grant. The fair market value of the common stock as of a particular date means the closing price of a share of common stock as reported on the NYSE on the last preceding day on which such shares of common stock were sold.

          An Option Agreement may require that the optionee agree to remain in the employ of, or otherwise maintain his, her or its relationship with, the Company for a specified period of time from the date of grant of the option. The Plan and any Option Agreement will confer no right on any person to continue in the employ of or to be entitled to any remuneration or benefits not set forth in the Plan or any Option Agreement or otherwise limit the Company's right to terminate the optionee's employment with or service to the Company.

  Payment for Common Stock Offered Under the Plan

          Payment for common stock purchased pursuant to the exercise of options granted under the Plan is to be made in full, at the time of exercise (i) in cash, (ii) in shares of common stock already owned by the optionee having a fair market value equal to the option exercise price, (iii) in a combination of cash and shares of common stock, or (iv) in the sole discretion of the Committee, through a cashless exercise procedure whereby the optionee pays the exercise price by directing that shares of common stock otherwise deliverable on exercise of the option be withheld. The Plan also permits payment to be made, in the discretion of the Committee, through delivery of an irrevocable written notice instructing the Company to deliver the shares of common stock deliverable upon exercise of the option to a broker against delivery by the broker of the exercise price in cash. All required state and federal withholding taxes are also payable by the optionee.

  Term and Exercise of Options

          The Committee has discretion to determine the term of an option; provided, however, that under the Plan an option may never be exercised more than 10 years from its date of grant. In the case of an ISO granted to a person owning more than 10% of the voting stock of the Company, the term may not exceed five years from the date of grant. Options may be exercised in full at any time or in part from time to time in accordance with the Plan and the provisions of any applicable Option Agreement. The Committee may require in its discretion that any option granted becomes exercisable only in installments or after some minimum period of time, or both. The Committee has the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. An option is exercised under the Plan by written notice delivered to the Company, specifying the number of shares of common stock with respect to which the option is being exercised. Options may not be transferred by an optionee except by will or the laws of descent and distribution and shall be exercisable during the lifetime of an optionee only by such optionee or such optionee's guardian or legal representatives. However, the Committee may, in its sole discretion, authorize the transfer of a nonqualified stock option to or for the benefit of certain family members under the terms of the Plan.

          With respect to ISOs, the aggregate fair market value (determined as of the date the ISO is granted) of the shares of common stock with respect to which ISOs granted under this Plan and all other plans of the Company become exercisable for the first time by each optionee during any calendar year may not exceed $100,000.

  Effect of Termination of Employment, Disability, Death

          The Committee has exclusive authority to determine if, and for how long, and under what conditions any option may be exercised after termination of an optionee's employment with or service to the Company, including by reason of the optionee's death; provided, however, that in no event will an option continue to be exercisable beyond the expiration date of such option.

  Certain Adjustments

          In the event the Committee determines that any dividend or other distribution (whether in the form of cash, stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of stock of the Company which may thereafter be issued in connection with options, (ii) the number and kind of shares of stock of the Company issued or issuable in respect of outstanding options, and (iii) the exercise price, grant price or purchase price relating to any option. With respect to ISOs, any such adjustments will be made in accordance with the applicable requirements of the Code.

          No person has any claim to be granted any option under the Plan and there is no obligation for uniformity of treatment among optionees. Except as provided in the Plan, neither an optionee nor any transferee of an option has any rights as a shareholder with respect to any shares of common stock covered by an option until the date of issuance of a stock certificate for such shares.

  Certain Federal Income Tax Consequences

          The following discusses certain of the federal income tax consequences associated with (i) the grant of a stock option under the Plan, (ii) the exercise of the option and (iii) the disposition of shares received upon the exercise of an option. This description of tax consequences is based upon present federal tax laws and regulations, but does not purport to be a complete description of the federal income tax consequences under the Plan. Accordingly, each optionee should consult with his or her own tax advisor regarding the federal, state and local tax consequences of the grant of an option and any subsequent exercise.

          Nonqualified Stock Options. The grant of a nonqualified stock option to an optionee will not be a taxable event so long as the option does not have a readily ascertainable fair market value. Options granted pursuant to the Plan will not be regarded as having a readily ascertainable fair market value. Accordingly, the optionee will not be subject to any income tax consequences with respect to the option unless and until the option is exercised.

          Upon the exercise of a nonqualified stock option, the optionee generally will recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the shares of common stock on the date of exercise. Generally, the Company will be entitled to a federal income tax deduction in the amount of the "spread" recognized by the optionee as ordinary compensation income. However, if the shares of common stock received by the optionee are not "vested"--that is, the optionee's right to enjoy the full benefits of ownership of the common stock is conditioned on rendering further services or is subject to other restrictions that constitute a substantial risk of forfeiture--then the optionee will not be required to include such "spread" in income upon exercise, unless the optionee elects to do so under Section 83(b) of the Code.

          The payment for the exercise price of a nonqualified stock option by the delivery of shares of common stock already owned by the optionee is generally treated as a tax-free exchange of the number of shares of common stock surrendered in exchange for an equal number of the shares received on exercise of the option. The optionee will recognize as ordinary compensation income an amount equal to the fair market value of the shares the optionee receives on exercise of the option in excess of the number of shares surrendered. The tax basis of the shares received on surrender of the previously owned shares of common stock is the tax basis of the shares so surrendered, and the tax basis of the additional shares received is the amount recognized as ordinary compensation income by the optionee, that is, the fair market value of the additional shares.

          The payment by an optionee of the exercise price of a nonqualified stock option by means of surrender of a portion of the shares that would be received on exercise will result in the optionee recognizing ordinary compensation income on the "spread" between the exercise price of the option and the fair market value of both the shares received and those surrendered. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the shares of common stock the optionee receives on exercise will be the fair market value of the shares on the date of exercise.

          The amount and character (whether long-term or short-term) of any gain or loss realized on a subsequent disposition of common stock by the optionee generally will depend on, among other things, whether the disposition occurred before or after the common stock vested, whether an election under Code Section 83(b) with respect to the shares had been made, and the length of time the shares were held by the optionee.

          Incentive Stock Options. Pursuant to the Code, ISOs may be granted only to employees of the Company. There are no federal income tax consequences associated with the grant of an ISO to an employee. In addition, the exercise of an ISO will not cause an employee to recognize taxable income for regular income tax purposes. The difference between the fair market value of the shares of common stock on the date of exercise and the exercise price, however, is an item of tax preference for purposes of the alternative minimum tax. If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized on the subsequent sale or exchange of the shares generally will be treated as long-term capital gain. Any loss recognized upon a taxable disposition of the shares generally will be characterized as a capital loss. If the shares are sold or otherwise disposed of prior to the expiration of two years from the date of the grant of the ISO or one year after exercise (a "disqualifying disposition"), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain will instead be taxable as ordinary compensation income and the Company would be entitled to a federal income tax deduction in such amount. The amount of the gain that would be characterized as ordinary income would be the lesser of (i) the actual gain or (ii) the difference between the exercise price and the fair market value of the shares as of the date of exercise. This income is subject to withholding and other employment taxes.

          The payment of the exercise price of an ISO by delivery of common stock already owned by the optionee, is generally treated as a tax-free exchange with respect to the number of shares surrendered on exercise in exchange for an equal number of the shares received on exercise. Any additional shares the optionee receives on exercise of the ISO in excess of the number of shares surrendered will be treated as the exercise of an ISO and will not cause the optionee to recognize taxable income for regular income tax purposes. The tax basis of the shares received in exchange for the previously owned shares of common stock is the tax basis of the shares so surrendered, and the basis of any additional shares received on exercise of the ISO is the amount of any cash paid on the exercise. However, if stock received on exercise of an ISO is used in connection with the exercise of an ISO when the holding period with respect to such stock is not met, such use will be considered a disqualifying disposition.

          The payment by an optionee of the exercise price of an ISO by means of surrender of a portion of the shares that would be received on exercise will result in the optionee recognizing ordinary compensation income on the spread between the exercise price and the fair market value with respect to that number of shares so surrendered. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the shares of common stock the optionee receives on exercise of the option in this manner will be the amount of any cash paid for such shares.

          Withholding Taxes. The Company may require any optionee, or any other person entitled to receive shares of common stock pursuant to the exercise of an option, to pay to the Company the amount of any taxes the Company may be required to withhold, or to make other arrangements satisfactory to the Company for payment of the withholding taxes, before delivery to the optionee or other person of a certificate representing the option shares. The optionee also may be required to make arrangements for the satisfaction of any withholding tax obligations that may arise in connection with the disposition of shares acquired by exercising an option. Each optionee shall have the right to pay any or all required withholding taxes by delivering to the Company shares of common stock already owned. The Company may authorize the optionee to pay any or all required withholding taxes by directing that shares otherwise deliverable upon exercise of the option be withheld.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
  ADOPTION OF THE 2004 STOCK OPTION PLAN.

  INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal year 2003. Effective December 22, 2003, the Company engaged the accounting firm of Ernst & Young LLP as its new independent public accountants and dismissed PricewaterhouseCoopers LLP. The decision to change the Company's accounting firm was approved by the Audit Committee. Representatives of Ernst & Young will be present at the annual meeting, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

          The reports of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the past two fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 30, 2003 and 2002 and in the subsequent interim period from October 1, 2003 through and including December 22, 2003, there were no disagreements between the Company and PricewaterhouseCoopers on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope and procedures, which if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the matter in their reports on the financial statements.

          During the two fiscal years ended September 30, 2003 and 2002 and the subsequent interim period from October 1, 2003 to December 22, 2003, there were no "reportable events" as that term is described in Item

  304(a)(1)(v) of Regulation S-K, except as follows: PricewaterhouseCoopers issued a report dated December 28, 2001 to the Company's Audit Committee summarizing "reportable conditions" and "material weaknesses" as defined by the American Institute of Certified Public Accountants, or AICPA, in the Company's internal controls that were initially observed during PricewaterhouseCoopers' audit of the Company's financial statements for the fiscal year ended September 30, 2000. These conditions and weaknesses, which were discussed by PricewaterhouseCoopers with the Company's Audit Committee, concerned (1) the Company's need to conduct a risk assessment to be used in implementing a comprehensive system of effective internal control and (2) the Company's inability to reconcile its general ledger inventory amounts with the inventory amounts as reported by its point-of-sale inventory accounting system. PricewaterhouseCoopers issued a report dated December 27, 2002 to the Company's Audit Committee stating (1) that the reportable conditions and material weaknesses relating to the Company's need to conduct a risk assessment and implement an effective system of internal control had been resolved and (2) the reconciliation between the general ledger and point-of-sale system continued as a reportable condition. This reportable condition was discussed by PricewaterhouseCoopers with Audit Committee. This reportable condition was subsequently resolved by the Company during the fiscal year ended September 30, 2003. The Company has authorized PricewaterhouseCoopers to respond fully to the inquiries of Ernst & Young concerning the subject matter of the reportable events described above.

          The Company has not consulted with Ernst & Young during the last two fiscal years ended September 30, 2003 and 2002 or during the subsequent interim period from October 1, 2003 through and including December 22, 2003, on either the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the reportable events described above.

          The Company requested PricewaterhouseCoopers to furnish a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers agreed with the above statements of the Company. A letter of PricewaterhouseCoopers, stating that it agreed with the above statements, was filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on December 29, 2003.

          Audit Fees. The following table sets forth the fees incurred by the Company related to the services of PricewaterhouseCoopers LLP for the fiscal years ended September 30, 2003 and 2002:

	Fiscal Year Ended September 30, 2003	Fiscal Year Ended September 30, 2002
Audit Fees	$ 1,170,275	$ 814,330
Audit Related Fees	86,900	126,762
Tax Fees	36,690	41,115
All Other Fees	0	0
Total	$ 1,293,865	$ 982,207

          The "Audit Related Fees" in the table above consists of fees for audits of employee benefit plans, consultations regarding compliance with applicable Sarbanes-Oxley legislation, assistance with responding to SEC inquiries and reimbursements for expenses of PricewaterhouseCoopers LLP related to these matters. Tax Fees relate to services associated with tax compliance, tax advice and tax planning.

  Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of
  Independent Auditors

          All services provided by our independent auditor, Ernst & Young LLP, are subject to pre-approval by the Audit Committee. The Audit Committee has authorized the Chair of the Audit Committee to approve services by Ernst & Young LLP in the event there is a need for such approval prior to the next full Audit Committee meeting. However, a full report of any interim approvals must be given at the next Audit Committee meeting.

  PROPOSALS OF SHAREHOLDERS

          Any shareholder who intends to present a proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2005 Annual Meeting of Shareholders must submit such proposal prior to September 30, 2004. It is suggested that the proposal be submitted to the Company's corporate offices in Erie, Pennsylvania by certified mail, return receipt requested, and be directed to the Secretary of the Company.

          The Company's by-laws require a shareholder to give advance notice of any business, including the nomination of candidates for election to the Board, the shareholder wishes to bring before a meeting of shareholders. In general, for business to be brought before an annual meeting by a shareholder, written notice of the proposal must be received by the Secretary of the Company not less than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting has been changed by more than 30 days from the date of the most recent previous annual meeting, notice will be considered timely if received on or before the later of 120 calendar days before the date of the annual meeting at which such business is to be presented or 30 days following the first public announcement by the Company of the date of such annual meeting, and, in any event, if received not later than 15 calendar days prior to the scheduled mailing date of the Company's proxy materials for such annual meeting. The shareholder's notice must contain a description of the business the shareholder intends to bring before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in the by-laws.

  OTHER MATTERS

          Management does not know of any matters to be presented at this annual meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the annual meeting, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

          A copy of the Company's Annual Report on Form 10-K for fiscal year 2003 is included with this Proxy Statement.

                                                                                                                        By Order of the Board of Directors,

                                                                                                                        WILLIAM LERNER
                                                                                                                         Secretary

  Erie, Pennsylvania
  January 28, 2004

  EXHIBIT A

  RENT-WAY, INC.
  CHARTER OF THE AUDIT COMMITTEE
  OF THE
  BOARD OF DIRECTORS

  PURPOSE

  The Audit Committee is a committee of the Board of Directors formed to have a key role in monitoring the financial reporting and internal control processes of the Company. The Audit Committee is not expected to guarantee the accuracy of the financial statements, but is expected to oversee the work of management, the internal auditor, and the independent auditor. Rent-Way has adopted the principles stated in the February 9, 1999 report of The Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees that defined the responsibilities of each of these groups. Generally stated:

    Management is expected to develop and adhere to a sound system of financial reporting and internal control;

    The internal auditor is expected to assess management's accounting practices and adherence to internal control;

    The independent auditor is expected to conduct the annual audit of the consolidated financial statements of the Company and assess the practices of management and the internal auditor as they relate to the Company's internal control system; and

    The Audit Committee is expected to learn the roles and responsibilities of management, the internal auditor, and the independent auditor so that it can ask appropriate probing questions and adequately monitor these processes.

  Specifically stated, the Audit Committee shall represent and assist the Board of Directors with the oversight of (1) the integrity of the company's consolidated financial statements and internal controls, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, (4) the performance of the independent auditor, and (5) the Company's compliance with legal and regulatory requirements.

  The Audit Committee will also prepare the report required by the rules and regulations of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement for distribution to shareholders.

  COMPOSITION

  The Audit Committee shall consist of three or more directors. All members of the Audit Committee shall meet the independence and experience requirements set forth in the rules and regulations promulgated by the New York Stock Exchange and the SEC. At least one member of the Audit Committee shall, in the judgment of the Board of Directors, be a "financial expert" as defined by the SEC.

  A Chair of the Committee shall be selected by the full Board from among the Committee members. The members shall serve for such term or terms as the full Board shall determine. The Board shall have the power at any time and for any reason to change the membership of the Audit Committee and to fill vacancies on it, subject to such new member(s) satisfying the applicable independence and experience requirements. Except as expressly provided in this Charter or the By-laws or the Corporate Governance Guidelines of the Company, the Audit Committee shall determine its own rules of procedure.

  MEETINGS

  The Audit Committee shall meet as often as it determines necessary, but not less frequently than quarterly. Committee members are expected to attend such meetings, in person or via teleconference. The Committee shall meet periodically with management, the internal auditors, and the independent auditor, as appropriate, in executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside general counsel or independent auditor to attend any meeting of the Committee, or to meet with any members of, or consultants to, the committee.

  The Audit Committee shall report regularly to the Board of Directors with respect to its activities, and make recommendations to the Board, as appropriate.

  FUNCTIONS AND RESPONSIBILITIES

  The Audit Committee shall serve in an oversight capacity on behalf of the Board of Directors with respect to the quality and integrity of the company's financial reporting, the company's system of internal controls, the performance of the Company's internal audit function, the independent accountant's qualifications, independence and performance, and the Company's system of compliance and business conduct. The Audit Committee is not expected to determine or provide opinions on the completeness, accuracy, or adherence to generally accepted accounting principles of the Company's financial statements. This is and shall be the responsibility of management.

  The Audit Committee, in consultation with the Board, shall select, retain, compensate, evaluate or terminate the public accounting firm designated to conduct the annual audit of the consolidated financial statements of the Company and the quarterly reviews of the Company's quarterly financial results. The Audit Committee shall be directly responsible for the pre-approval of all audit and audit related services to be provided by the independent auditor and the pre-approval of all non-audit or tax related services.

  The Audit Committee shall have the authority, in its sole discretion, to retain independent legal, accounting or other advisors to assist the Committee in the performance of its functions and responsibilities or, as it deems necessary or appropriate, to conduct an investigation of any accounting, financial or reporting issues. The Company will provide for appropriate funding, as appropriate, for all auditing services and permitted non-audit services to be performed for the Company that are approved by the Committee, and for the payment of compensation and/or expenses of any advisors retained or engaged by the Committee.

  The Audit Committee shall conduct an annual review of its own performance.

  The Audit Committee have the following duties and responsibilities:

  Financial Statement and Disclosure Matters
1.	Review and discuss with management and the independent auditor the results of the annual audit of the consolidated financial statements, including the disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board of Directors whether the financial statements should be included in the Company's annual report on Form 10-K.

2.	Review and discuss with management and the independent auditor the Company's quarterly financial results prior to the filing of its quarterly Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.	Review and discuss with management and the independent auditor significant accounting and reporting issues and understand their impact on the financial statements.

4.	Review with management and the independent auditor any analyses prepared that set forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Review and discuss quarterly reports from the independent auditor relating to:

(a)	The Company's critical accounting policies and practices.

(b)	Alternative treatments of financial information within generally accepted accounting principles relating to material items that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor.

(c)	Material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6.	Discuss with management the Company's earnings news releases, as well as financial information and earnings guidance provided to securities analysts and rating agencies. Such review shall consist of the types of information to be disclosed and the form of the presentation to be made. The Audit Committee shall not be required to approve such releases or information prior to distribution.

7.	Review with management and the independent auditor the effect on the Company accounting and financial statements of regulatory and accounting initiatives, as well as off-balance sheet structures.

8.	Review with management the Company's major financial risk exposures and the steps management has taken or will take to monitor and control such exposures, including the Company's risk assessment and risk management policies.

9.	Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10.	Review disclosures, if any, made by the Company's Chief Executive Officer and/or Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of the Company's internal controls or any fraud involving management or other employees who have a significant rote in the Company's business or operations.

Oversight of the Company's Relationship with the Independent Auditor

11.	Review and evaluate the performance of the "lead partner" of the independent auditor team and the performance of the external audit team, as a whole.

12.	In performing this review and evaluation, the Audit Committee shall, at least annually, obtain and review a report from the independent auditor regarding (a) the independent auditor's internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, (c) any steps taken to deal with any such issues, and (d) (to assess the independent auditor's independence) review and discuss all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board, as appropriate.

13.	Monitor the rotation of the lead (or coordinating) audit person having primary responsibility for the audit and the person responsible for reviewing the audit as required by law.

14.	Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.	Meet with the independent auditor prior to the commencement of the audit to review and discuss the scope and planning of the audit and the staffing of the audit team. On a regular basis meet separately with the independent auditor to discuss any matters that the Audit Committee or the independent auditor believe should be discussed independently of management.

Oversight of the Company's Internal Audit Function

16.	Review and discuss with management and with representatives of Schaffner Knight & Minnaugh or such other third party to whom supervisory duties regarding internal audit are delegated (each party or parties being referred to herein as the "Chief Internal Audit Executive") and the head of internal audit (in separate meetings, as appropriate), the operation of the internal audit function of the Company, including the effectiveness of internal controls over financial reporting.

17.	Review with the Chief Audit Executive the reports to management prepared by the internal audit department and management's response, and discuss any matters that the Audit Committee or the Chief Audit Executive or the head of the internal audit department believe should be discussed in executive session.

18.	Review with management and with the Chief Audit Executive and the head of the internal audit department the charter, plans, activities, staffing, and organizational structure of the Company's internal audit function.

Compliance Oversight Responsibilities

19.	Review with the General Counsel and the Chief Audit Executive, and other officers of the Company, as appropriate, the effectiveness of the system for monitoring compliance with laws and regulations involving the Company and its business and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

20.	Establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

21.	Ensure that the Company has in place and enforces appropriate code(s) of conduct and/or ethics in compliance with requirements of law and of the NYSE.

  EXHIBIT B

  RENT-WAY, INC.
  2004 STOCK OPTION PLAN

  1.     Purpose.

          The purpose of the Rent-Way, Inc. 2004 Stock Option Plan (the "Plan") is to provide, through options to purchase shares of Rent-Way, Inc. common stock, without par value, long term incentives and rewards to directors, officers and other employees or persons responsible for the success and growth of Rent-Way, Inc. (the "Company"), to attract and retain such persons and to associate the interests of such persons with the interests of the Company.

  2.     Effective Date.

          The Plan was approved by the Board of Directors on January 9, 2004 (the "Effective Date") and shall be submitted to the shareholders of the Company for approval at a meeting to be held on March 10, 2004, or at any adjournment thereof. Any Options granted hereunder prior to shareholder approval of the Plan shall be canceled in the event shareholder approval is not obtained.

  3.     Definitions.

          The following terms, as used herein, shall have the following meanings:

          (a)     "Board" shall mean the Board of Directors of the Company.

          (b)     "Closing Price", as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange, the last reported sales price of a share of Stock sold in the regular way on the principal national securities exchange on which such Stock is listed or admitted to trade, or if no sales occurred on such date, the last sales price on the last preceding day on which such shares of Stock were sold on such exchange or (ii) if the shares of Stock are not then listed or admitted to trading on any national securities exchange, the last reported sale price for a share of Stock as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the last preceding day on which such shares of Stock were reported sold.

          (c)     "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d)     "Committee" shall mean the Compensation Committee of the Board or such other committee as the Board, in its discretion, designates to administer the Plan, which Committee shall be composed of not less than two directors each of whom is a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

          (e)     "Company" shall mean Rent-Way, Inc. and its subsidiaries now held or hereafter acquired.

          (f)     "Fair Market Value", as of a particular date, shall mean (i) if the shares of Stock are then listed or admitted to trading on a national securities exchange or reported on NASDAQ, the Closing Price or (ii) if the shares of Stock are not then listed or admitted to trading on a national securities exchange or reported on NASDAQ, such value as the Committee, acting in good faith and in its sole discretion, shall determine.

          (g)    "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and that is designated by the Committee or the Board as an Incentive Stock Option.

          (h)    "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

          (i)     "Option" shall mean the right, granted pursuant to this Plan, of a holder thereof to purchase shares of Stock under the Plan at a price and upon the terms to be specified by the Committee or the Board.

          (j)     "Option Agreement" shall mean any written agreement, contract, or other instrument or document between the Company and a Participant evidencing an Option.

          (k)    "Participant" shall mean an officer, director, employee or independent contractor of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

          (l)     "Plan" shall mean the Rent-Way, Inc. 2004 Stock Option Plan.

          (m)   "Stock" shall mean shares of common stock, without par value of the Company.

          (n)   "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company within the meaning of Sections 422(e) and 422(f), respectively, of the Code.

  4.     Administration.

          The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to modify the terms of any Options granted under the Plan; to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted and the terms, conditions and restrictions relating to any Option; to determine whether, to what extent, and under what circumstances an Option may be settled, canceled, forfeited, exchanged, or surrendered; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Option Agreements; to correct any defect, supply any deficiency and reconcile any inconsistency in the Plan or any Option granted hereunder; to amend the Plan to reflect changes in applicable law; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may designate one or more persons to implement its rules, regulations and determinations and to execute and deliver documents and instruments and otherwise act on its behalf in accordance with guidelines established by the Committee from time to time.

          All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder. The Committee from time to time, and whenever requested, shall report to the Board on its administration of the Plan and the actions it has taken. The expenses of administering the Plan shall be paid by the Company.

          No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

          The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or agreement in the manner and to the extent it shall deem expedient to carry it into effect, and shall be the sole and final judge of such expediency. The Committee's determination shall be conclusive.  All references herein to the "Committee" shall, if the context so requires, also be deemed to refer to the Board or any other committee designated by the Board.

  5.     Eligibility.

          Options may be granted to officers, directors and employees of the Company and other persons responsible for the success of the Company in the sole discretion of the Committee and as otherwise set forth herein. In determining the persons to whom Options shall be granted and the type of Option, the Committee shall take into account such factors as the Committee shall deem reasonable and appropriate in connection with accomplishing the purposes of the Plan.

  6.     Stock Subject to the Plan; Limitation on Grants.

          The maximum number of shares of Stock that may be optioned or purchased pursuant to the Plan shall be 2,000,000 shares, subject to adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Option are forfeited, canceled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants of Options under the Plan.

          In the event the Committee determines that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Options, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Options, and (iii) the exercise price, grant price, or purchase price relating to any Option; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with applicable requirements of the Code.

  7.     Option Grants.

          Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, as applicable.

          (a)     Number of Shares. Each Option Agreement shall state the number of shares of Stock to which the Option relates. In no event shall any Participant receive grants of Options in any one calendar year to acquire in excess of 500,000 shares of Stock.

          (b)     Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the event the Option Agreement fails to specify the type of Option granted, the Option will be a Nonqualified Stock Option. Incentive Stock Options may be granted only to employees of the Company.

          (c)     Option Price. Each Option Agreement shall state the Option price, which shall be not less than the Fair Market Value of the shares of Stock covered by the Option on the date of grant. The Option price shall be subject to adjustment as provided in Section 6 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a different grant date is specified in such resolution.

          (d)     Method and Time of Payment. The Option price shall be paid in full, at the time of exercise, in cash or in shares of Stock having a Fair Market Value on the date of exercise equal to such Option price or in a combination of such cash and Stock or, in the sole discretion of the Committee (i) through a cashless exercise procedure whereby the Participant may pay the exercise price by directing that shares otherwise deliverable upon exercise of the Option (valued at the at Fair Market Value of such shares as of the date of exercise) be withheld, or (ii) through the delivery of an irrevocable written notice instructing the Company to deliver the shares deliverable upon exercise of the Option to a broker selected by the Company, subject to the broker's written guarantee to deliver cash to the Company in the full amount of the exercise price due on the Option exercise. The portion of any Option relating to Stock being withheld in payment of the exercise price shall be deemed surrendered and canceled.

          (e)     Term and Exercisability of Options. Each Option shall be exercisable in the manner determined by the Committee and as provided in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the

  Option or such shorter period as is determined by the Committee. The exercise period shall be subject to earlier termination as provided in Section 7(f) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered to the Company, specifying the number of shares of Stock with respect to which the Option is being exercised. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Company receives such notice.

          (f)     Termination. The Committee shall have the exclusive authority to determine if, and for how long, and under what conditions the Option may be exercised after termination of a Participant's employment with or service to the Company, including by reason of the Participant's death; provided, however, that in no event will an Option continue to be exercisable beyond the expiration date of such Option.

          (g)     Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 7.

                  (i)     Option Price. The Option price shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant of such Incentive Stock Option.

                  (ii)     Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

                  (iii)     Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

  8.     General Provisions.

          (a)     Compliance with Legal Requirements. The Plan and the granting and exercising of Options, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Stock under any Option as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

          (b)     Nontransferability. Options shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or such Participant's guardian or legal representative. The Committee (or the Board in the case of an option granted to a non-employee director) may, in its sole discretion, for nonqualified stock options only, authorize all or a portion of the options granted to an optionee to be on terms which permit the transfer by such optionee to (a) the spouse, children, grandchildren, brothers or sisters of the optionee ("Immediate Family Members"), (b) a trust or trusts for the benefit of one or more of such Immediate Family Members, or (c) a partnership in which any of such Immediate Family Members are the only partners; provided, however, that (i) there may be no consideration for such transfer and the option agreement pursuant to which such options are granted must be approved by the Committee (or the Board in the case of an option granted to a non-employee director) and (ii) subsequent transfers of transferred options shall be prohibited except transfers by will or the laws of descent and distribution. Following transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and the effects of termination of employment or service shall continue to apply to such options with respect to the original optionee or holder of the option and following any such termination, transferred options shall be exercisable by the transferee only to the extent provided for in the Option Agreement related thereto.

          (c)     No Right To Continued Employment. Nothing in the Plan or in any Option or any Option Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Option

  Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

          (d)     Withholding Taxes. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes which the Company may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares. Each Participant shall have the right to pay any or all required withholding taxes by delivering to the Company shares of Stock already owned. The Company may authorize the Participant to pay any or all required withholding taxes by directing that shares otherwise deliverable upon exercise of the Option be withheld.

                   Upon the disposition of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition. Each Participant shall have the right to pay any or all of such required withholding taxes by delivering to the Company shares of Stock already owned.

          (e)     Amendment and Termination of the Plan. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment shall affect adversely any material rights of any Participant, without such Participant's consent, under any Option theretofore granted under the Plan. The power to grant Options under the Plan will automatically terminate ten years after the earlier of the adoption of the Plan by the Board or the approval of the Plan by shareholders of the Company. If the Plan is terminated, any unexercised Options shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

          (f)     Participant Rights. No Participant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by any Option until the date of the issuance of a stock certificate for such shares.

          (g)     No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (h)     Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof.

          (i)     Beneficiary. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the Participant's estate shall be deemed to be the grantee's beneficiary.

          (j)     Interpretation. With respect to Participants subject to Section 16 of the Exchange Act, the Plan is intended to comply with all applicable provisions of Rule 16b-3 promulgated thereunder (as such Rule may be amended from time to time) and all provisions hereof shall be construed in a manner to so comply. With respect to Participants subject to Section 16, all Options granted hereunder shall be granted and may be exercised only in such a manner as to conform to such Rule. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to the applicable provisions of such Rule.

          (k)     Option Date. An option shall be deemed to have been granted on the date fixed in the resolution of the Committee or the Board authorizing the granting of such option, provided such date is not prior to the date of the adoption of such resolution. If no date is fixed by such resolution, the option shall be deemed to have been granted on the date of adoption of the resolution, provided that the agreement relating to the option is executed and delivered within thirty days therefrom, otherwise the option shall be deemed to have been granted on the date of delivery of such agreement to the optionee.

          (l)     Indemnification of Board and Committee. Without limiting any other rights of indemnification, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses (including attorneys' fees, judgments, fines, and amounts paid in settlement) actually incurred as a result of any action, suit or proceeding, or any appeal therein ("such claim"), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement of such claim, to the full extent permissible under the Business Corporation Law of the Commonwealth of Pennsylvania.

  RENT-WAY, INC.
  ONE RENTWAY PLACE
  ERIE, PENNSYLVANIA 16505

  This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on March 10, 2004.

          The undersigned hereby appoints Gerald A. Ryan and William E. Morgenstern, and each of them, proxies with the powers the undersigned would possess if personally present and with full power of substitution, to vote all common shares of the undersigned at the Annual Meeting of Shareholders of Rent-Way, Inc. (the "Company") to be held at the Clarion Hotel, 2800 West Eighth Street, Erie, Pennsylvania 16505 on March 10, 2004, and at any adjournments, upon matters described in the proxy statement furnished herewith and all other subjects that may properly come before the meeting. IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR THE NOMINEES FOR DIRECTOR LISTED HEREIN, FOR APPROVAL OF THE COMPANY'S 2004 STOCK OPTION PLAN, AND AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

  (Continued and to be signed on the reverse side)

  ANNUAL MEETING OF SHAREHOLDERS OF

  RENT-WAY, INC.

  March 10, 2004

  PROXY VOTING INSTRUCTIONS
MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ___________
-or-
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER ___________
-or-
INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
			FOR	AGAINST	ABSTAIN
1. Election of Directors.		2. Approve the Company's 2004 Stock Option Plan.	[ ]	[ ]	[ ]
[ ] FOR ALL NOMINEES	NOMINEES CLASS III (term to 2007)

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) William E. Morgenstern ( ) John W. Higbee	3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.	[ ]	[ ]	[ ]

[ ] FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (x)		If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

  To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

PLEASE SIGN HEREON and return in the enclosed envelope promptly. Shareholders are entitled to cumulative voting in the election of directors.

Signature of Shareholder _______________________	Date _______________	Signature of Shareholder __________________________	Date ______________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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  RENT-WAY, INC.
  ONE RENTWAY PLACE
  ERIE, PENNSYLVANIA 16505

  This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on March 10, 2004.

          The undersigned hereby directs Putnam Fiduciary Trust Company, the Trustee of the Rent-Way, Inc. 401(k) Retirement Savings Plan (the "Plan"), to vote all common shares held for the benefit of the undersigned and entitled to vote at the Annual Meeting of Shareholders of Rent-Way, Inc. (the "Company") to be held at the Clarion Hotel, 2800 West Eighth Street, Erie, Pennsylvania 16505 on March 10, 2004, and at any adjournments thereof, upon matters described in the proxy statement furnished herewith and all other subjects that may properly come before the meeting. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED BY THE TRUSTEE AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, OR IF NO DIRECTION IS GIVEN, THEY WILL BE VOTED BY THE TRUSTEE AS PROVIDED IN THE PLAN.

  (Continued and to be signed on the reverse side)

  ANNUAL MEETING OF SHAREHOLDERS OF

  RENT-WAY, INC.

  March 10, 2004

  PROXY VOTING INSTRUCTIONS
MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER ___________
-or-
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER ___________
-or-
INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
			FOR	AGAINST	ABSTAIN
1. Election of Directors.		2. Approve the Company's 2004 Stock Option Plan.	[ ]	[ ]	[ ]
[ ] FOR ALL NOMINEES	NOMINEES CLASS III (term to 2007)

[ ] WITHHOLD AUTHORITY FOR ALL NOMINEES	( ) William E. Morgenstern ( ) John W. Higbee	3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments.	[ ]	[ ]	[ ]

[ ] FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (x)		If you do not sign and return a proxy, or attend the meeting, your shares cannot be voted.

  To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

PLEASE SIGN HEREON and return in the enclosed envelope promptly. Shareholders are entitled to cumulative voting in the election of directors.

Signature of Shareholder ___________________________	Date ___________	Signature of Shareholder _________________________	Date__________

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

  2